SUPPLEMENT DATED DECEMBER 7, 2022 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco Government Money Market Fund
Invesco High Yield Bond Factor Fund
Invesco High Yield Fund
Invesco Income Fund
Invesco Intermediate Bond Factor Fund
Invesco Real Estate Fund
Invesco Short Duration Inflation Protected Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Money Portfolio
(each, a “Fund” and together, the “Funds”)
This supplement amends the Statement of Additional Information (“SAI”) for each of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the SAI and retain it for future reference.
The following information replaces in its entirety the information under the heading, “Description of the Funds and Their Investments and Risks – Investment Strategies and Risks – Equity Investments – Preferred Stock” in the SAI for each Fund:
Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.
AIS-SAI-SUP 120722